UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

HOME BISTRO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-170715	27-1517938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4014 Chase Avenue, #212

Miami Beach, FL 33140

(Address of Principal Executive Offices, Zip Code)

(631) 964-1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2021 (the “Issue Date”), Home Bistro, Inc., a Nevada corporation (the “Company”), entered into, and closed the transactions contemplated by, that certain Securities Purchase Agreement (the “SPA”), by and between the Company and GS Capital Partners, LLC, a New York limited liability company (“GS Capital”). Pursuant to the SPA, among other things, (i) the Company issued to GS Capital a 10% self-amortization promissory note (the “Note”, and together with the SPA, the “Agreements”) in the aggregate principal amount of $120,000, and (ii) issued to GS Capital a total of 102,654 shares (the “Issued Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), of which 73,269 shares (the “Second Commitment Shares”) were issued as a returnable commitment fee for the Note.

The Note bears interest at a rate of 10% per annum on the unpaid principal amount and matures on January 12, 2022 (the “Maturity Date”) or upon earlier acceleration or prepayment as provided therein. The default interest rate is the lesser of 16% per annum and the maximum amount permitted by law. The per share conversion price into which the Note shall be convertible into shares of Common Stock (the “Conversion Price”) shall equal the lesser of (i) 105% multiplied by the closing bid price of the Common Stock on the trading day immediately preceding the Issue Date or (ii) the closing bid price of the Common Stock on the trading day immediately preceding the date of the respective conversion.

The Note provides that the Second Commitment Shares must be returned to the Company’s treasury if the Note is fully repaid and satisfied on or prior to the Maturity Date. Upon the occurrence and during the continuation of any Event of Default (as defined in the Note), GS Capital is no longer required to return the Second Commitment Shares to the Company, the Note becomes immediately due and payable and the Company will pay to GS Capital in full satisfaction of its obligations thereunder an amount equal to the principal amount then outstanding plus accrued interest (including any default interest) through the date of full repayment multiplied by 125%.

The obligations of the Company under the Note rank senior with respect to any and all unsecured indebtedness incurred following the Issue Date except with respect to the Company’s current and future indebtedness with Shopify and any further loans that may be received pursuant to the CARES Act and the SBA’s Economic Injury Disaster loan program. Further, the Note contains standard anti-dilution provisions and price protections provisions in the event that the Company issues securities for a price per share less than the Conversion Price. GS Capital is also entitled to acquire securities in any future offerings conducted by the Company while the Note remains outstanding.

GS Capital has the right, upon the occurrence of an Event of Default, to convert all or any portion of the then outstanding and unpaid principal amount and interest thereon (including any default interest) into fully paid and non-assessable shares of Common Stock, or any shares of capital stock or other securities of the Company into which such Common Stock shall thereafter be changed or reclassified, at the Conversion Price determined as provided in the Note, subject to certain GS Capital ownership limitations.

The Agreements contain other provisions, covenants and restrictions common with this type of debt transaction. Furthermore, the Company is subject to certain negative covenants under the Agreements, which the Company also believes are also customary for transactions of this type. The SPA also provides GS Capital with certain “piggyback” registration rights, permitting them to request that the Company include the Issued Shares for sale in certain registration statements filed by the Company under the Securities Act of 1934, as amended (the “Securities Act”).

The preceding summaries of the SPA and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA and Note, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Agreements have been included as exhibits to this Current Report on Form 8-K to provide investors and securityholders with information regarding certain of its terms. This information is not intended to provide any financial or other information about the parties to the Agreements or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreements are made only for purposes of the Agreements and as of the date of the Agreements, are solely for the benefit of the parties to the Agreements, may be subject to limitations agreed upon by the parties, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Agreements or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreements, and such subsequent information may not be fully reflected in public disclosures by the parties to the Agreements. The information in the Agreements should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Note set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The descriptions of the SPA and the Note set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The shares of Common Stock issued pursuant to the SPA, and the Note, were issued in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated January 12, 2021, by and between Home Bistro, Inc. and GS Capital Partners, LLC.

10.2	Self-Amortization Promissory Note, dated January 12, 2020, issued to GS Capital Partners, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BISTRO, INC.

	By:	/s/ Zalmi Duchman
Date: January 19, 2021		Name:	Zalmi Duchman
		Title:	Chief Executive Officer

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